UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2020

MEDIFAST, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31573 (Commission File Number)	13-3714405 (I.R.S. Employer Identification No.)

100 International Drive, Baltimore, Maryland 21202
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:(410) 581-8042

N/A (Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MED	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2020, the Board of Directors of Medifast, Inc. (the “Company”) elected Stephen K. Johnson to serve as the Company’s Chief Accounting Officer as part of the Company's long-term succession plan. Joseph P. Kelleman relinquished the title Corporate Controller and the role and responsibilities of principal accounting officer of the Company concurrently with Mr. Johnson’s election. Mr. Kelleman has served as the Company’s Corporate Controller since December 2012. Prior to that, Mr. Kelleman served as the Director of Finance Supply Chain from February 2012 to December 2012, and Interim Chief Financial Officer from December 2012 until February 2013. He will continue to be employed by the Company and will assist in the transition of the principal accounting officer role and responsibilities to Mr. Johnson. Mr. Kelleman will be retiring from the Company during 2020.

Stephen K. Johnson joined the Company as Vice President, Finance, in October 2019. Effective February 4, 2020, Mr. Johnson will serve as Vice President, Finance and Chief Accounting Officer of the Company. Mr. Johnson is not an executive officer of the company. From 2000 to 2009, he served in various audit-related roles at Ernst & Young LLP in Baltimore and London. From 2009 to 2017, he served as the Worldwide Controller of SafeNet, Incorporated until its acquisition by Gemalto, at which time Mr. Johnson’s title was changed to Worldwide Controller, Identity, Data and Software Services. Prior to joining the Company, Mr. Johnson was Vice President and Corporate Controller for Community Brands, Incorporated.

Mr. Johnson was not appointed as the Company’s principal accounting officer pursuant to any arrangement or understanding with any other person. There are no family relationships between Mr. Johnson and any executive officer or director of the Company or any person nominated or chosen by the Company to become a director or executive officer, and he is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

104.1       Cover Page Interactive Data File (embedded within the Inline XBRL Document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFAST, INC.

	By:	/s/ Timothy Robinson
Timothy Robinson Chief Financial Officer

Dated: February 4, 2020